November 18, 1996

                                            Supplement to the
                            Great American Reserve Variable Annuity Account E
                                       Prospectus dated May 1, 1996


The ten percent free withdrawal privilege described at page 23 of the prospectus has been amended to permit the exercise of this privilege in the first contract year. The language at page 23 has been changed by deleting the phrase "After the first Contract Year".

The age at which the death benefit is limited to the Contract Value as described at page 25 of the prospectus has been increased to 80 from 75. The language at page 25 has been changed to read "80" in lieu of "75".

The maximum Purchase Payment as described at page 18 of the prospectus has been increased to $500,000 to $250,000. The language at page 18 is changed to read "500,000" in lieu of "$250,000".